NEWS RELEASE

CNX Midstream Reports Fourth Quarter and Full Year 2017 Results and Announces 2018 Guidance

PITTSBURGH, PA (January 30, 2018) — CNX Midstream Partners LP (NYSE:CNXM) (“CNX Midstream” or the “Partnership”) today reported financial and operational results for the three months and the full year ended December 31, 2017.(1) The Partnership also announced financial guidance for 2018.
Fourth Quarter Results
Highlights of fourth quarter 2017 results attributable to the Partnership as compared to the fourth quarter of 2016 include:

•	Net income of $27.0 million as compared to $24.8 million

•	Average daily throughput volumes of 961 billion Btu per day (BBtu/d) as compared to 933 BBtu/d

•	Net cash provided by operating activities of $40.9 million as compared to $37.2 million

•	Adjusted EBITDA(2) of $32.4 million as compared to $29.1 million

•	Distributable cash flow (DCF)(2) of $27.7 million as compared to $24.7 million

•	Distribution coverage ratio(2) of 1.29x on an as declared basis

Full Year 2017 Results
Highlights of full year 2017 results attributable to the Partnership as compared to full year 2016 include:

•	Net income of $115.0 million as compared to $96.5 million

•	Net cash provided by operating activities of $155.6 million as compared to $160.1 million

•	Adjusted EBITDA(2) of $136.1 million as compared to $110.5 million

•	Distributable cash flow (DCF)(2) of $117.0 million as compared to $96.2 million
Management Comment
"Our fourth quarter results were in-line with expectations and capped another year of growth and strong financial and operating performance for CNX Midstream," said Nicholas J. DeIuliis , Chief Executive Officer of CNX Midstream GP LLC (the "General Partner"). "For the full year 2017, CNXM reported a 19% increase in net income, a 23% increase in Adjusted EBITDA , and distributable cash flow grew by 22% over 2016 results. Our cash distribution with respect to the fourth quarter of $0.3133 per unit represents a 15% increase over the distribution paid with respect to the fourth quarter of 2016."
Quarterly Distribution
As previously announced, the Board of Directors of the General Partner declared a quarterly cash distribution of $0.3133 per unit with respect to the fourth quarter of 2017. The distribution payment will be made on February 14, 2018 to unitholders of record on February 5, 2018. The distribution, which equates to an annual rate of $1.2532 per unit, represents an increase of 3.6% over the third quarter of 2017 and an increase of 15% over the distribution paid with respect to the fourth quarter of 2016.

Capital Investment and Resources
CNX Midstream's allocated fourth quarter 2017 share of investment in expansion projects was $7.6 million. Total expansion capital investment at the three development companies in which CNX Midstream holds controlling interests was $9.0 million. CNX Midstream's respective share of maintenance capital expenditures for the three development companies for fourth quarter 2016 was $3.5 million. Maintenance capital expenditures in the aggregate for the development companies in which CNX Midstream holds controlling interests totaled $4.5 million.
As of December 31, 2017, CNX Midstream had outstanding borrowings of $149.5 million under its $250 million revolving credit facility.
2018 Guidance
Based on current expectations, management is providing the following guidance for 2018. Full year 2018 Adjusted EBITDA(2) attributable to the Partnership is expected to be in the range of $130 to $145 million and full year DCF(2) attributable to the Partnership is expected to be in the range of $111 to $126 million. Management currently anticipates that 2018 capital expenditures attributable to the Partnership will be in the range of $70 to $80 million, of which approximately $12 to $14 million will be for maintenance capital.
CNX Midstream’s financial guidance is based on numerous assumptions about future events and conditions and, therefore, could vary materially from actual results. These estimates, including capital expenditure plans, are meant to provide guidance only and are subject to revision for acquisitions or operating environment changes.
Fourth Quarter and Full Year 2017 Financial and Operational Results Conference Call
A conference call and webcast, during which management will discuss fourth quarter and full year 2017 financial and operational results and guidance for 2018, is scheduled for January 30, 2018 at 11:30 a.m. Eastern Time. Prepared remarks by members of management will be followed by a question and answer period. Interested parties may listen via webcast at http://services.choruscall.com/links/cnxm180130.html. Participants who would like to ask questions may join the conference by phone at 888-349-0097 (international 412-902-0126) five to ten minutes prior to the scheduled start time (reference the CNX Midstream call). An on-demand replay of the webcast will be also be available at http://services.choruscall.com/links/cnxm180130.html shortly after the conclusion of the conference call. A telephonic replay will be available through February 13, 2018 by dialing 877-344-7529 (international: 412-317-0088) and using the conference playback number 10116239.
_______________

(1)
Unless otherwise indicated, the reporting measures included in this news release reflect the unallocated total activity of the three development companies that have been jointly owned by the Partnership and CNX Gathering LLC (“CNX Gathering”) since completion of the Partnership’s initial public offering ("IPO") in September 2014. Effective November 16, 2016, the Partnership acquired the remaining 25% controlling interest in the Anchor Systems, which brought its controlling interest in that system to 100%.  The Partnership's current financial interests in the development companies are: 100% in the Anchor Systems, 5% in the Growth Systems, and 5% in the Additional Systems. Because the Partnership owns a controlling interest in each of the three development companies, it fully consolidates their financial results. CNX Gathering is an entity 100% owned by CNX Resources Corporation that owns noncontrolling interests in two of the Partnership’s development companies.

(2)
Adjusted EBITDA, DCF and distribution coverage ratio are not Generally Accepted Accounting Principles (“GAAP”) measures. Definitions and reconciliations of these non-GAAP measures to their nearest comparable GAAP reporting measures appear in the financial tables which follow.

Contacts:

Investor Relations:
Steve Milbourne
724-485-4408
stevemilbourne@cnx.com

Media:
Brian Aiello
724-485-3078
brianaiello@cnx.com
* * * * *
CNX Midstream Partners is a growth-oriented master limited partnership that owns, operates, develops and acquires gathering and other midstream energy assets to service natural gas production in the Appalachian Basin in Pennsylvania and West Virginia.  Our assets include natural gas gathering pipelines and compression and dehydration facilities, as well as condensate gathering, collection, separation and stabilization facilities.  More information is available at our website www.cnxmidstream.com.
* * * * *
This press release is intended to be a qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b). Brokers and nominees should treat one hundred percent (100.0%) of CNX Midstream’s distributions to non-U.S. investors as being attributed to income that is effectively connected with a United States trade or business. Accordingly, CNX Midstream's distributions to non-U.S. investors are subject to federal income tax withholding at the highest applicable effective tax rate. Nominees, and not CNX Midstream, are treated as withholding agents responsible for withholding on the distributions received by them on behalf of foreign investors.
* * * * *
This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “will,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on forward-looking statements. Forward-looking statements include, among others, statements regarding the payment of our quarterly distribution for the quarter ended December 31, 2017 and our anticipated 2018 financial performance. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, and there can be no assurance that actual outcomes and results will not differ materially from those expected by our management. You should not place undue reliance on forward-looking statements. Although forward-looking statements reflect our good faith beliefs at the time they are made, they involve known and unknown risks, uncertainties and other factors. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the following: CNX and HG Energy II Appalachia, LLC currently account for substantially all of our revenue; if either or both of them change their business strategies, or otherwise significantly reduce the volumes of natural gas and condensate transported through our gathering systems, we could be materially and adversely affected; under our gathering agreements, our customers may transfer their leasehold, working and mineral fee interests in their dedicated acreage, and provide for the release of dedicated acreage in certain situations; we may not generate sufficient distributable cash flow to make the payment of the minimum quarterly distribution to our unitholders; our cash flow will depend entirely on the performance of our operating subsidiaries and their ability to distribute cash to us; our midstream systems are exclusively located in the Appalachian Basin, making us vulnerable to risks associated with operating in a single geographic area; we may be unable to grow by acquiring the noncontrolling interests in, or assets of, our operating subsidiaries owned by CNX Gathering, which could limit our ability to increase our distributable cash flow; to maintain and grow our business, we will be required to make substantial capital expenditures and these capital expenditures may not result in revenue increases and may be subject to regulatory, environmental, political, legal and economic risks, which could adversely affect our business and our ability to distribute cash to our unitholders; if we are unable to obtain needed capital or financing on satisfactory terms, our ability to make cash distributions may be diminished or our financial leverage could increase; our exposure to commodity price risk may change over time and we cannot guarantee the terms of any existing or future agreements for our midstream services with third parties or with CNX; restrictions in our revolving credit facility, and other debt agreements that we may enter into in the future, could adversely affect our business, and ability to make quarterly cash distributions to our unitholders; we and our customers may incur significant liability under, or costs and expenditures to comply with, environmental and worker health and safety regulations, which are complex and subject to frequent change; we may not own in fee the land on which our pipelines and facilities are located, which could result in disruptions to our operations; a shortage of equipment and skilled labor could reduce equipment availability and labor productivity and increase labor and equipment costs, which could have a material adverse effect on our business and results of operations; we do not have any officers or employees and rely on officers of our general partner and employees of CNX; terrorist attacks or cyber-attacks could have a material adverse effect on our business, financial condition or results of operations; our general partner and its affiliates, including CNX, have conflicts of interest with us and limited fiduciary duties to us and our unitholders, and they may favor their own interests to our detriment and that of our unitholders; our general partner’s discretion in establishing cash reserves may reduce the amount of cash we have available to distribute to unitholders; affiliates of our general partner, including CNX and CNX Gathering, may compete with us, and neither our general partner nor its affiliates have any obligation to present business opportunities to us except with respect to rights of first offer contained in our omnibus agreement; our tax treatment depends on our status as a partnership for federal income tax purposes; as a result of investing in our common units, you may become subject to state and local taxes and return filing requirements in jurisdictions where we operate or own or acquire properties.
Although forward-looking statements reflect our good faith beliefs at the time they are made, they involve known and unknown risks, uncertainties and other factors. For more information concerning factors that could cause actual results to differ materially from those conveyed in the forward-looking statements, including, among others, that our business plans may change as circumstances warrant, please refer to the “Risk Factors” and “Forward-Looking Statements” sections of our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.
.

CNX MIDSTREAM PARTNERS LP
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per unit data)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Revenue
Gathering revenue — related party	$37,369	$57,827	$184,693	$239,211
Gathering revenue — third party	24,329	—	49,155	—
Total Revenue	61,698	57,827	233,848	239,211

Expenses
Operating expense — third party	7,718	6,084	26,640	30,405
Operating expense — related party	4,472	7,140	25,513	29,771
General and administrative expense — third party	2,391	1,978	5,506	5,174
General and administrative expense — related party	2,597	4,135	10,961	10,656
Loss on asset sales	—	—	3,914	10,083
Depreciation expense	5,717	5,818	22,692	21,201
Interest expense	1,201	694	4,560	1,799
Total Expense	24,096	25,849	99,786	109,089
Net Income	37,602	31,978	134,062	130,122
Less: Net income attributable to noncontrolling interest	10,581	7,130	19,069	33,636
Net Income Attributable to General and Limited Partner Ownership Interest in CNX Midstream Partners LP	$27,021	$24,848	$114,993	$96,486

Calculation of Limited Partner Interest in Net Income:
Net Income Attributable to General and Limited Partner Ownership Interest in CNX Midstream Partners LP	$27,021	$24,848	$114,993	$96,486
Less: General partner interest in net income, including incentive distribution rights	1,676	1,093	5,614	2,526
Limited partner interest in net income	$25,345	$23,755	$109,379	$93,960

Net income per limited partner unit - Basic	$0.40	$0.38	$1.72	$1.59
Net Income per limited partner unit - Diluted	$0.40	$0.38	$1.72	$1.58

Limited partner unit outstanding - Basic	63,588	61,799	63,582	59,207
Limited partner unit outstanding - Diluted	63,660	61,911	63,634	59,289

CNX MIDSTREAM PARTNERS LP
CONSOLIDATED BALANCE SHEETS
(in thousands, except number of units)

	(Unaudited)
	December 31, 2017	December 31, 2016
ASSETS
Current Assets:
Cash	$3,194	$6,421
Receivables — related party	13,104	22,434
Receivables — third party	8,251	—
Other current assets	2,169	2,181
Total Current Assets	26,718	31,036
Property and Equipment:
Property and equipment	972,841	930,732
Less — accumulated depreciation	73,563	52,172
Property and Equipment — Net	899,278	878,560
Other assets	593	8,961
TOTAL ASSETS	$926,589	$918,557

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$23,602	$18,007
Accounts payable — related party	2,376	8,289
Total Current Liabilities	25,978	26,296
Other Liabilities:
Revolving credit facility	149,500	167,000
Total Liabilities	175,478	193,296
Partners' Capital and Noncontrolling Interest:
Common units - (63,588,152 units issued and outstanding at December 31, 2017 and 34,363,371 units issued and outstanding at December 31, 2016)	389,427	418,352
Subordinated units (29,163,121 units issued and outstanding at December 31, 2016)	—	(65,986)
General partner interest	4,328	(2,311)
Partners' capital attributable to CNX Midstream Partners LP	393,755	350,055
Noncontrolling interest	357,356	375,206
Total Partners' Capital and Noncontrolling Interest	751,111	725,261
TOTAL LIABILITIES AND PARTNERS' CAPITAL	$926,589	$918,557

CNX MIDSTREAM PARTNERS LP
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2017	2016
	(Unaudited)
Cash Flows from Operating Activities:
Net Income	$134,062	$130,122
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense and amortization of debt issuance costs	22,860	21,364
Unit-based compensation	1,176	775
Loss on asset sales	3,914	10,083
Other	771	695
Changes in assets and liabilities:
Receivables — related party	9,330	7,265
Receivables — third party	(8,251)	—
Other current and non-current assets	162	(144)
Accounts payable	(2,520)	(16,691)
Accounts payable - related party	(5,954)	6,620
Net Cash Provided by Operating Activities	155,550	160,089

Cash Flows from Investing Activities:
Capital expenditures	(48,366)	(50,660)
Proceeds from sale of assets	21,531	5,332
Net Cash Used in Investing Activities	(26,835)	(45,328)

Cash Flows from Financing Activities:
Distributions to general partner and noncontrolling interest holders, net	(36,889)	(2,344)
Quarterly distribution to unitholders	(77,117)	(59,690)
Net (payment) proceeds on revolving credit facility	(17,500)	93,500
Vested units withheld for unitholder taxes	(436)	(23)
Acquisition of remaining 25.0% noncontrolling interest in the Anchor Systems	—	(140,000)
Net Cash Used In Financing Activities	(131,942)	(108,557)

Net (Decrease) Increase in Cash	(3,227)	6,204
Cash at Beginning of Period	6,421	217
Cash at End of Period	$3,194	$6,421

CNX MIDSTREAM PARTNERS LP
SUPPLEMENTAL STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended December 31,
	2017	2016
Cash Flows from Operating Activities:
Net income	$37,602	$31,978
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense and amortization of debt issuance costs	5,759	5,857
Unit-based compensation	277	198
Other	91	115
Changes in assets and liabilities:
Receivables — related party	(1,307)	(2,146)
Receivables — third party	(492)	—
Other current and non-current assets	(426)	(750)
Accounts payable	(646)	(4,728)
Accounts payable — related party	55	6,627
Net Cash Provided by Operating Activities	40,913	37,151

Cash Flows from Investing Activities:
Capital expenditures	(13,461)	(10,194)
Proceeds from sale of assets	—	5,095
Net Cash Used in Investing Activities	(13,461)	(5,099)

Cash Flows from Financing Activities:
Contributions from general partner	1	—
Quarterly distribution to unitholders	(20,573)	(15,827)
Net (payment) proceeds on revolver credit facility	(7,500)	126,000
Vested units withheld for unitholder taxes	(25)	—
Acquisition of remaining 25.0% noncontrolling interest in the Anchor Systems	—	(140,000)
Net Cash Used In Financing Activities	(28,097)	(29,827)

Net (Decrease) Increase in Cash	(645)	2,225
Cash at Beginning of Period	3,839	4,196
Cash at End of Period	$3,194	$6,421

CNX MIDSTREAM PARTNERS LP
RECONCILIATION OF NET INCOME TO EBITDA AND DISTRIBUTABLE CASH FLOW
(in thousands)
(unaudited)

Definition of Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA
We define EBITDA as net income (loss) before net interest expense, depreciation and amortization, and Adjusted EBITDA as EBITDA adjusted for non-cash items which should not be included in the calculation of distributable cash flow. EBITDA and Adjusted EBITDA are used as supplemental financial measures by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess:

•	our operating performance as compared to those of other companies in the midstream energy industry, without regard to financing methods, historical cost basis or capital structure;

•	the ability of our assets to generate sufficient cash flow to make distributions to our partners;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
We believe that the presentation of EBITDA and Adjusted EBITDA provides information that is useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA and Adjusted EBITDA are net income and net cash provided by operating activities. EBITDA and Adjusted EBITDA should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income or net cash, and these measures may vary from those of other companies. As a result, EBITDA and Adjusted EBITDA as presented herein may not be comparable to similarly titled measures of other companies.
Distributable Cash Flow
We define distributable cash flow as Adjusted EBITDA less net income attributable to noncontrolling interest, net cash interest paid and maintenance capital expenditures. Distributable cash flow does not reflect changes in working capital balances.
Distributable cash flow is used as a supplemental financial measure by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess:

•	the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions to our unitholders; and

•	the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities.
We believe that the presentation of distributable cash flow in this release provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to distributable cash flow are net income and net cash provided by operating activities. Distributable cash flow should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Distributable cash flow excludes some, but not all, items that affect net income or net cash, and these measures may vary from those of other companies. As a result, our distributable cash flow may not be comparable to similarly titled measures of other companies.
Distribution Coverage Ratio
We define distributable coverage ratio as distributable cash flow divided by cash distributions declared or paid.

CNX MIDSTREAM PARTNERS LP
RECONCILIATION OF NET INCOME AND NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED EBITDA AND DISTRIBUTABLE CASH FLOW
(in thousands)
(unaudited)

The following table presents a reconciliation of the non-GAAP measures Adjusted EBITDA and distributable cash flow with the most directly comparable GAAP financial measures of net income and net cash provided by operating activities.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Net Income	$37,602	$31,978	$134,062	$130,122
Depreciation expense	5,717	5,818	22,692	21,201
Interest expense	1,201	694	4,560	1,799
EBITDA	44,520	38,490	161,314	153,122
Non-cash unit-based compensation expense	277	198	1,176	775
Loss on asset sales	—	—	3,914	10,083
Adjusted EBITDA	44,797	38,688	166,404	163,980
Less:
Net income attributable to noncontrolling interest	10,581	7,130	19,069	33,636
Depreciation expense attributable to noncontrolling interest	1,748	2,313	7,147	9,597
Other expenses attributable to noncontrolling interest	108	100	394	621
Loss on asset sales attributable to noncontrolling interest	—	—	3,718	9,579
Adjusted EBITDA attributable to general and limited partner ownership interest in CNX Midstream Partners LP	$32,360	$29,145	$136,076	$110,547
Less: cash interest paid, net	1,154	628	4,387	1,310
Less: maintenance capital expenditures, net of reimbursements	3,483	3,837	14,658	13,071
Distributable Cash Flow	$27,723	$24,680	$117,031	$96,166

Net Cash Provided by Operating Activities	$40,913	$37,151	$155,550	$160,089
Interest expense	1,201	694	4,560	1,799
Loss on asset sales	—	—	3,914	10,083
Other, including changes in working capital	2,683	843	2,380	(7,991)
Adjusted EBITDA	44,797	38,688	166,404	163,980
Less:
Net income attributable to noncontrolling interest	10,581	7,130	19,069	33,636
Depreciation expense attributable to noncontrolling interest	1,748	2,313	7,147	9,597
Other expenses attributable to noncontrolling interest	108	100	394	621
Loss on asset sales attributable to noncontrolling interest	—	—	3,718	9,579
Adjusted EBITDA attributable to general and limited partner ownership interest in CNX Midstream Partners LP	$32,360	$29,145	$136,076	$110,547
Less: cash interest paid, net	1,154	628	4,387	1,310
Less: maintenance capital expenditures, net of reimbursements	3,483	3,837	14,658	13,071
Distributable Cash Flow	$27,723	$24,680	$117,031	$96,166

The following table presents a reconciliation of the non-GAAP measures Adjusted EBITDA and distributable cash flow by quarter and for the most recently completed twelve month period with the most directly comparable GAAP financial measures, which are net income and net cash provided by operating activities.

(unaudited)	Q1 2017		Q2 2017		Q3 2017		Q4 2017		Twelve Months Ended December 31, 2017
Net Income	$33,240		$29,752		$33,468		$37,602		$134,062
Depreciation expense	5,671		5,675		5,629		5,717		22,692
Interest expense	1,038		1,124		1,197		1,201		4,560
EBITDA	39,949		36,551		40,294		44,520		161,314
Non-cash unit-based compensation expense	283		367		249		277		1,176
Loss on asset sales	673		3,241		—		—		3,914
Adjusted EBITDA	40,905		40,159		40,543		44,797		166,404
Less:
Net income attributable to noncontrolling interest	3,173		761		4,554		10,581		19,069
Depreciation expenses attributable to noncontrolling interest	1,830		1,833		1,736		1,748		7,147
Other expenses attributable to noncontrolling interest	82		112		92		108		394
Loss on asset sales attributable to noncontrolling interest	639		3,079		—		—		3,718
Adjusted EBITDA Attributable to General and Limited Partner Ownership Interest in CNX Midstream Partners LP	$35,181		$34,374		$34,161		$32,360		$136,076
Less: cash interest paid, net	1,000		1,079		1,154		1,154		4,387
Less: maintenance capital expenditures, net of reimbursements	3,881		3,715		3,579		3,483		14,658
Distributable Cash Flow	$30,300		$29,580		$29,428		$27,723		$117,031

Net Cash Provided by Operating Activities	$34,176		$42,258		$38,203		$40,913		$155,550
Interest expense	1,038		1,124		1,197		1,201		4,560
Loss on asset sales	673		3,241		—		—		3,914
Other, including changes in working capital	5,018		(6,464)		1,143		2,683		2,380
Adjusted EBITDA	40,905		40,159		40,543		44,797		166,404
Less:
Net income attributable to noncontrolling interest	3,173		761		4,554		10,581		19,069
Depreciation expense attributable to noncontrolling interest	1,830		1,833		1,736		1,748		7,147
Other expenses attributable to noncontrolling interest	82		112		92		108		394
Loss on asset sales attributable to noncontrolling interest	639		3,079		—		—		3,718
Adjusted EBITDA Attributable to General and Limited Partner Ownership Interest in CNX Midstream Partners LP	$35,181		$34,374		$34,161		$32,360		$136,076
Less: cash interest paid, net	1,000		1,079		1,154		1,154		4,387
Less: maintenance capital expenditures, net of reimbursements	3,881		3,715		3,579		3,483		14,658
Distributable Cash Flow	$30,300		$29,580		$29,428		$27,723		$117,031
Distributions Declared	$18,842		$19,698		$20,573		$21,489		$80,602
Distribution Coverage Ratio - Declared	1.61	x	1.50	x	1.43	x	1.29	x	1.45	x

Distributable Cash Flow	$30,300		$29,580		$29,428		$27,723		$117,031
Distributions Paid	$18,004		$18,842		$19,698		$20,573		$77,117
Distribution Coverage Ratio - Paid	1.68	x	1.57	x	1.49	x	1.35	x	1.52	x

The following table presents a reconciliation of the non-GAAP measures of the Partnership's projected adjusted EBITDA and projected distributable cash flow with the most directly comparable GAAP financial measure, which is projected net income. The following projections represent the approximate midpoint of the announced full year 2018 expected guidance ranges of adjusted EBITDA ($130-$145 million) and full year distributable cash flow ($111-$126 million) attributable to the Partnership. CNX Midstream’s financial guidance is based on numerous assumptions about future events and conditions and, therefore, could vary materially from actual results.  These estimates are meant to provide guidance only and are subject to revision for acquisitions or operating environment changes.

(unaudited) (in millions)	Forecast 2018 Estimate
Net Income	$142
Depreciation expense	23
Interest expense	6
EBITDA	171
Non-cash unit-based compensation expense	1
Adjusted EBITDA	172
Less:
Net income attributable to noncontrolling interest	27
Depreciation and other expenses attributable to noncontrolling interest	7
Adjusted EBITDA Attributable to General and Limited Partner Ownership Interest in CNX Midstream Partners LP	$138
Less: cash interest paid, net	6
Less: maintenance capital expenditures, net of reimbursements	13
Distributable Cash Flow	$119

The Partnership is unable to project net cash provided by operating activities or provide the related reconciliation of projected net cash provided by operating activities to projected distributable cash flow, the most comparable financial measure calculated in accordance with GAAP, because net cash provided by operating activities includes the impact of changes in operating assets and liabilities. Changes in operating assets and liabilities relate to the timing of the Partnership’s cash receipts and disbursements that may not relate to the period in which the operating activities occurred, and the Partnership is unable to project these timing differences with any reasonable degree of accuracy.

Development Companies Jointly Owned by CNX Gathering LLC and CNX Midstream Partners LP
Operating Income Summary, Selected Operating Statistics and Capital Investment
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Development Company
	Anchor	Growth	Additional	TOTAL
Income Summary
Revenue	$44,830	$1,942	$14,926	$61,698
Expenses	18,364	1,422	4,310	24,096
Net Income	26,466	520	10,616	37,602
Less: Net income attributable to noncontrolling interest	—	494	10,087	10,581
Net Income Attributable to General and Limited Partner Ownership Interest in CNX Midstream Partners LP	$26,466	$26	$529	$27,021

Operating Statistics - Gathered Volumes
Dry gas (BBtu/d)	567	45	16	628
Wet gas (BBtu/d)	369	4	313	686
Condensate (Bcfe/d)	5	—	25	30
Total Gathered Volumes	941	49	354	1,344

Total Volumes Net to CNX Midstream Partners LP	941	2	18	961

Capital Investment
Maintenance capital	$3,430	$185	$884	$4,499
Expansion capital	7,512	(418)	1,868	8,962
Total Capital Investment	$10,942	$(233)	$2,752	$13,461

Capital Investment Net to CNX Midstream Partners LP
Maintenance capital	$3,430	$9	$44	$3,483
Expansion capital	7,512	(21)	93	7,584
Total Capital Investment Net to CNX Midstream Partners LP	$10,942	$(12)	$137	$11,067

Development Companies Jointly Owned by CNX Gathering LLC and CNX Midstream Partners LP
Operating Income Summary, Selected Operating Statistics and Capital Investment
(in thousands)
(unaudited)

	Three Months Ended December 31, 2016
	Development Company
	Anchor	Growth	Additional	TOTAL
Income Summary
Revenue	$48,728	$2,173	$6,926	$57,827
Expenses	20,013	1,593	4,243	25,849
Net Income	28,715	580	2,683	31,978
Less: Net income attributable to noncontrolling interest	4,030	551	2,549	7,130
Net Income Attributable to General and Limited Partner Ownership Interest in CNX Midstream Partners LP	$24,685	$29	$134	$24,848

Operating Statistics - Gathered Volumes
Dry gas (BBtu/d)	665	59	26	750
Wet gas (BBtu/d)	387	5	155	547
Condensate (Bcfe/d)	4	—	4	8
Total Gathered Volumes	1,056	64	185	1,305

Total Volumes Net to CNX Midstream Partners LP	921	3	9	933

Capital Investment
Maintenance capital	$4,328	$271	$715	$5,314
Expansion capital	5,696	125	(941)	4,880
Total Capital Investment	$10,024	$396	$(226)	$10,194

Capital Investment Net to CNX Midstream Partners LP
Maintenance capital	$3,787	$14	$36	$3,837
Expansion capital	4,803	6	(47)	4,762
Total Capital Investment Net to CNX Midstream Partners LP	$8,590	$20	$(11)	$8,599